SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      November 5, 2002
                                                 -------------------------------


                               Knight-Ridder, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     1-7553                    38-0723657
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)               Number)                Identification No.)


50 W. San Fernando Street, San Jose, California                   95113
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (408) 938-7700
                                                   -----------------------------


                                  Inapplicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 9.  Regulation FD Disclosure

         On November 5, 2002, Knight-Ridder, Inc. (the "Company") submitted to the SEC its Quarterly Report on Form 10-Q for the period ended September 29, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Principal Executive Officer, P. Anthony Ridder, and Principal Financial Officer, Gary Effren, of the Company.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KNIGHT-RIDDER, INC.


                                       By: /s/ MARGARET RANDAZZO
                                           -------------------------------------
                                           Margaret Randazzo
                                           Vice President and Controller

Dated:  November 5, 2002

                                  EXHIBIT INDEX

Exhibit
Number         Name
------         ----

99.1 Certification of Principal Executive Officer dated November 5, 2002 pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Principal Financial Officer dated November 5, 2002 pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002.